SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    January 12, 2005



                                  Coach, Inc.
                                  -----------
             (Exact name of registrant as specified in its charter)


   Maryland                     1-16153                       52-2242751
--------------                 ---------                     ------------
  (State of             (Commission File Number)              (IRS Employer
Incorporation)                                             Identification No.)


                    516 West 34th Street, New York, NY 10001
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                                 --------------
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02: Results of Operations and Financial Condition.

         On January 12, 2005, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its revised estimated financial results for its fiscal quarter ended January 1, 2005. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01:  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:


99.1              Text of Press Release, dated January 12, 2005






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 12, 2005

                              COACH, INC.

                              By:   /s/  Carole P. Sadler
                                   -----------------------
                                    Carole P. Sadler
                                    Senior Vice President, General Counsel
                                    and Secretary



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                                  EXHIBIT INDEX

99.1              Text of Press Release, dated January 12, 2005